EXHIBIT 1

NUMBER	SHARES

[AXS-One logo]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 002458 10 7

THIS CERTIFIES THAT

Is The Owner Of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK. $0.01 PAR VALUE, OF

AXS-One Inc.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. The shares represented by this Certificate are subject to the provisions of the Corporation’s Certificate of Incorporation and Bylaws and all amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

/s/		/s/
SECRETARY	[SEAL]	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER AND TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

/s/

AUTHORIZED SIGNATURE

AXS-One Inc.

The Corporation shall furnish, without charge, to each stockholder who requests, a full statement of the powers, designations, preferences, limitations, and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations, or restrictions, of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT ...........	Custodian .........
TEN ENT	– as tenants by the entireties	(Cust)	(Minor)
JT TEN	– as joint tenants with right of		under Uniform Gifts to Minors Act
	survivorship and not as tenants		................
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

DATED: ________________

Signature

Notice:	The signature to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A MEDALLION GUARANTY PROGRAM.